Exhibit 3.2.14

                           GREENMAN TECHNOLOGIES, INC.

                             REGISTRATION AGREEMENT


            THIS REGISTRATION AGREEMENT (the "Agreement") is made as of September 4, 1998 between GREENMAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and REPUBLIC SERVICES, INC., a Delaware corporation ("RSI").

                                    RECITALS:

            The parties to this Agreement are parties to an Asset Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which RSI received as consideration thereunder certain securities of the Company. In order to induce RSI and to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

                               TERMS OF AGREEMENT:

            The parties hereto agree as follows:

            1. Piggyback Registrations.

            (a) Right to Piggyback. For the period commencing on the date hereof and continuing up to and until the second anniversary of the date of this Agreement, whenever the Company proposes to register any of its equity securities under the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (the Securities Act of 1933 and such Rules and Regulations being hereinafter collectively referred to as the "Act") on Form S-1, Form S-2 or Form S-3 (or any successor forms), the Company shall give prompt written notice to RSI of its intention to effect such a registration and shall include in such registration all Registrable Securities of RSI (a "Piggyback Registration") with respect to which the Company has received a written request from RSI for inclusion therein within 20 days after the receipt of the Company's notice.

            (b) Piggyback Expenses. The Registration Expenses (as defined in
Section 4 hereof) of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

            (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the Company, the Company shall include

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in such registration (i) first, the securities the Company proposes to sell and
(ii) second, the Registrable Securities requested to be included in such registration by RSI, and any other securities requested to be included in such registration pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

            (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range reasonably acceptable to the holders initially requesting such registration, the Company shall include in such registration the Registrable Securities requested to be included therein by RSI, and any securities of the Company requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

            (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering where the Registrable Securities requested to be included therein represent more than 10% of all securities being registered, the selection of investment banker(s) and manager(s) for the offering must be approved by RSI. Such approval shall not be unreasonably withheld.

            (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this paragraph 1, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Act (except on Form S-8 or S-4 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 60 days has elapsed from the effective date of such previous registration.

            2. Holdback Agreements.

            (a) RSI shall not effect any public sale or distribution of its Registrable Securities (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of any underwritten Piggyback Registration in which RSI's Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

            (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period beginning on the effective


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date of any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or S-4 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

            3. Registration Procedures. Whenever RSI has requested that any of its Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

            (b) notify RSI of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period commencing on the date such registration statement has been declared and continuing until the fourth anniversary of the date of this Agreement and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

            (c) furnish to RSI such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by RSI;

            (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as RSI reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable RSI to consummate the disposition in such jurisdictions of the Registrable Securities owned by RSI


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(provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

            (e) notify RSI, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of RSI, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

            (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" or as a NASDAQ "small cap market security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

            (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as RSI or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

            (i) make available for inspection by RSI, any underwriter participating in any disposition pursuant to such registration statement and any one firm of attorneys, accountants or other agents retained by RSI or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

            (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least


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twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

            (k) permit RSI if in its sole and exclusive judgment, it determines that it might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of RSI and its counsel should be included; and

            (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

            4. Obligations of RSI. In connection with the registration of the Registrable Securities, RSI shall have the following obligations:

            (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of RSI that RSI shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify RSI of the information the Company requires from RSI.

            (b) RSI, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless RSI has notified the Company in writing of RSI's election to exclude all of such Registrable Securities from the Registration Statement.

            (c) RSI agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) hereof, RSI will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until RSI's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 3(e) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.


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            5. Registration Expenses.

            (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

            (a) In connection with each Piggyback Registration, the Company shall reimburse RSI for the reasonable fees for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Piggyback Registration.

            6. Indemnification.

            (a) The Company agrees to indemnify, to the extent permitted by law, RSI, its officers and directors and each Person who controls RSI (within the meaning of the Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by RSI expressly for use therein or by RSI's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

            (b) In connection with any registration statement in which RSI is participating, RSI shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of


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material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

            7. [Intentionally Omitted.]

            8. Definitions.

            (a) "Registrable Securities" means (i) any Common Stock, par value $.01 per share ("Common Stock") of the Company issued to RSI upon the conversion of the Series B Convertible Preferred Stock $1.00 par value per share, and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Act or sold to the public through a broker, dealer or market maker in


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compliance with Rule 144 under the Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, RSI shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever RSI has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and RSI shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

            (b) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Purchase Agreement.

            9. Miscellaneous.

            (a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to RSI in this Agreement.

            (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of RSI to include Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

            (c) Remedies. RSI shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

            (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and RSI.

            (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of RSI are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.


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            (f) Severability. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            (i) Governing Law. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other] issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid as follows:

      to the Company:
                        GreenMan Technologies, Inc.
                        7 Kimball Lane
                        Building A
                        Lynnfield, Massachusetts 01940
                        Attn: President

      to RSI:
                        Republic Services, Inc.
                        110 S.E. 6th Street
                        Suite 2800
                        Fort Lauderdale, Florida 33301
                        Attn: General Counsel


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or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.


                                    * * * * *


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            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                          GREENMAN TECHNOLOGIES, INC.


                                          By  /s/ Charles E. Coppa
                                              --------------------------

                                          Its Acting CFO
                                              --------------------------


                                          REPUBLIC SERVICES, INC.


                                          By  /s/ David A. Barclay
                                              --------------------------

                                          Its Senior Vice President
                                              --------------------------


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